ASSET PURCHASE AND SALE AGREEMENT

     THIS ASSET PURCHASE AND SALE AGREEMENT ("Agreement") is entered into effective as of the 1st day of May, 1997 between Interline Resources Corporation, a Utah corporation, and Interline Energy Services, Inc. a Wyoming corporation, (collectively referred to as "Seller") and Questar Gas Management Company, a Utah corporation, ("Buyer"), referred to hereinafter as the "Parties."

     In consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are herein acknowledged by all parties, Buyer and Seller agree as follows:

                  Article 1 - Purchase and Sale

1.01 Purchase and Sale. As of the Effective Date (as defined herein), and subject to the provisions hereof, Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase and accept from Seller, all of Seller's interest in and to certain gas gathering assets and production properties (individually referred to as "Asset," and collectively, the "Assets") as defined in Section 1.02 below (hereinafter "Interest" or, collectively, "Interests.")

1.02 Interests. All of the following shall be referred to as the Seller's Interests:

          (a) All of the Seller's right, title and interest in the gas gathering facilities described in Exhibit A-1 (Monument Butte Gathering System), located in Duchesne and Uintah Counties, Utah, including all pipes, valves, fittings, metering equipment, processing equipment, tankage, compressors, offices, plant sites, vehicles, easements, rights-of-way, contracts, agreements and any other tangible or intangible assets associated with the ownership of the Monument Butte Gathering System.

          (b) All of the Seller's right, title and interest in and to the oil, gas and/or mineral leases and/or fee mineral interests described in Exhibit A-2 (Production Properties), located in Duchesne and Uintah Counties, Utah, including all rights, titles and interests in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flow lines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, processing or other plants, and other equipment) located on the properties described in Exhibit A-2, and used in connection with the exploration, development, operation or maintenance thereof.

          (c) All of the Seller's rights, titles and interests in and to all existing and effective unitization, pooling and/or communitization agreements, declarations and orders, and other agreements relating to the properties described in subsection (b) above, to the extent and only to the extent such rights, titles and interests are attributable to the properties described in subsection (b) above; and

          (d) All of the Seller's rights, titles, and interests in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in subsections (b) and (c) above.

1.03 Effective Date. The sale and purchase contemplated by this Agreement shall be effective as of May 1, 1997 (the
     "Effective Date").

                   Article II - Purchase Price

2.01 Purchase Price. In return for the sale of the Interests described in Paragraph 1.02 above, and subject to the other provisions hereof, Buyer shall pay to Seller the sum of Four Million and No/100 Dollars ($4,000,000.00), by depositing said sum, subject to adjustments under this Agreement, with an Escrow Agent pursuant to the Escrow Agreement and Instructions (copy attached hereto as Exhibit D) executed by both Parties prior to or at Closing. The Purchase Price shall be:

           (a) increased by an amount equal to the sum of all monies paid by Seller prior to Closing which are attributable to the costs relating to operation of the Assets from and after the Effective Date, and;

           (b) decreased by an amount equal to the sum of (i) revenues generated by the Assets and received by Seller prior to Closing which are attributable to operation of the Assets from and after the Effective Date, (ii) the actual amount (or, if the actual amount is unavailable, a reasonable estimate) of Seller's share of property and ad valorem taxes not yet paid by Seller attributable to periods of time prior to the Effective Date, and (iii) the amount of reduction in the Purchase Price for the Alleged Defect(s) elected by Seller or Buyer under Paragraph 5.03.

2.02 Post-Closing Adjustment and Payments. The Purchase Price shall be subject to further adjustment, and appropriate payment shall be made by the Buyer or the Seller, after the Closing, including the following:

          (a) Seller shall pay Buyer an amount equal to Seller's proportionate share of (i) additional expenditures paid by Buyer subsequent to the Closing, to the extent such expenses, invoices or statements pertain to work performed, or materials and supplies purchased, for the Assets prior to the Effective Date, plus (ii) any adjustments to the estimated ad valorem and property taxes used to calculate the Purchase Price paid by Buyer at Closing, to the extent such taxes are attributable to time periods prior to the Effective Date, and to the extent the actual amount of such taxes is higher than the parties' original estimate;

          (b) Buyer shall pay Seller an amount equal to Seller's proportionate share of (i) any additional payments or receivables paid to Buyer subsequent to Closing, to the extent such payments are attributable to periods prior to the Effective Date, plus (ii) any adjustments to the estimated ad valorem and property taxes used to calculate the Purchase Price paid by Buyer at Closing, to the extent such taxes are attributable to time periods prior to the Effective Date, and to the extent the actual amount of such taxes is lower than the parties' original estimate;

     All post-closing adjustments shall be calculated by the party making the payments as soon as all necessary information is available, but in no event more than ninety
     (90) days after Closing (or such additional time upon which the parties may mutually agree). The party making the calculation shall send it along with all supporting documentation and accounting explanation to the other party, which shall then have thirty (30) days to agree or disagree with the calculations. If the receiving party does not agree with the calculations, it shall so notify the sending party (which notice shall set forth the reasons and basis for the disagreement in reasonable detail), after which the parties shall meet as soon as practicable to resolve their differences. Failure by the receiving party to notify the sending party within the thirty (30) day period in a timely manner shall be deemed to be an acceptance by the receiving party of the sending party's calculations. Once a calculation has been agreed to (or been deemed to be agreed to), the appropriate payment shall be paid within seven (7) days of the date on which the parties agree (or are deemed to have agreed) on the calculation and amount of the adjustment. In the event a party owes money to the other party, the amounts may be netted against each other before the final net payment is made, but only as to amounts that are not in dispute. If the parties are unable to reach agreement on the calculation or amount of any post-closing adjustment, such unresolved issues shall be submitted either to arbitration or to a nationally recognized independent certified public accounting firm of which neither party is a client, which shall be chosen by both parties. The cost charged by such arbitration or accounting firm shall be equally borne by the parties.

2.03 Sales Taxes. While the parties do not believe that any sales taxes should be applicable to this transaction, Buyer and Seller agree that, if it is determined that sales taxes are applicable to this transaction, any such sales taxes shall be borne entirely by the Buyer.

             Article III - Representations and Warranties

3.01 Seller's Representations and Warranties. Seller represents and warrants to Buyer that:

          (a) Organization and Qualification. Seller is, and through the Effective Date shall continue to be, a corporation duly organized, validly existing and in good standing under the laws of the States of Utah and Wyoming, and that it has all requisite power and authority to enter into this Agreement, to sell the Interests on the terms described in this Agreement, and to perform its other obligations under this Agreement.

          (b) Due Authorization. Seller's respective execution, delivery and performance of this Agreement, and the transactions contemplated hereby, have been duly and validly authorized by or are pursuant to all requisite corporate action on the part of Seller.

          (c) Due Execution. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered.

          (d) Approvals. Other than requirements (if any) that there be obtained consents to assign (or waivers of preferential rights to pursue) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Production Properties which are customarily obtained post-closing, and except for the requirements of any maintenance of uniform interest provisions contained in any operating agreements, to Seller's knowledge, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate, nor be in conflict with:

                    (i)  any provisions of Seller's articles of
               incorporation, by-laws, or other governing documents;

                    (ii) any agreement or instrument to which
               Seller is a party or is bound; or

                    (iii)     any judgment, decree, order,
               statute, rule or regulation applicable to  Seller.

          (e) Valid, Binding and Enforceable. This Agreement does, and such documents and instruments as will be executed in accordance with this Agreement shall, constitute legal, valid and binding obligations of Seller, enforceable in accordance with their terms, except where such enforceability is limited by bankruptcy or insolvency laws, or by general principles of equity to the extent such principles apply.

          (f) Title. The Interests are free and clear of all liens, burdens, encumbrances and defects in title.

          The Interests entitle Seller to receive not less than the undivided Interests set forth in Exhibit A-2 as "Net Revenue Interests" (NRI) of all indicated hydrocarbons produced, saved and marketed from or attributable to the land and all wells located thereon or attributable thereto through the plugging, abandonment and salvage of such wells. Seller's obligation to bear costs and expenses relating to the development of and operations on the leases, land, and wells thereon or attributable thereto is not, and, through the plugging, abandonment and salvage of such wells, shall not be, greater than the "Working Interest" (WI) set forth in Exhibit A-2.

          (g) Valid Leases. All leases are in full force and effect, are valid and subsisting, cover the entire estates they purport to cover, and contain no express provisions that require the drilling of additional wells or other material development operations in order to earn or to continue to hold all or any portion of the Interests, and Seller has never been advised directly or indirectly by any lessor under lease or by any other party of a default under any lease or of any requirements or demands to drill additional wells on any of the land.

          (h) Royalties. All royalties, rentals and other payments due under the leases have been properly and timely paid, and all conditions necessary to keep the leases in force have been fully performed.

          (i) Material Contracts; Production Sale Contracts. Seller is not in default under any contract or agreement pertaining to the Interests and, except as specifically indicated in Exhibit A-1, there are no contracts or other agreements pertaining to the Interests which require any further action on the part of Seller or require Seller to perform any obligations thereunder.

          Except as agreed to by Buyer, no hydrocarbons produced from the Interests are subject to a sales contract or other agreement relating to the production, gathering, transporting, processing, treating or marketing of hydrocarbons, and no person has any call upon, option to purchase or similar rights with respect to the Interests or to the production therefrom.

          (j) Gas Imbalances and Prepayment. Seller has not received for the period prior to the Effective Date any deficiency payments under gas contracts covering or included within any of the Assets for which any party has a right to take deficiency gas from the Assets for the period after the Effective Date, and none of the Assets are subject to any gas imbalances nor has Seller received any payments for production of any kind from the Assets, which imbalances or payments are subject to recoupment or refund out of future production.

          (k) No Broker's Fees. Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which the Buyer shall have any responsibility whatsoever.

          (l) No Litigation, Environmental Problems. To the best of Seller's knowledge (after having made inquiry with respect thereto):

                    (i)  Except as indicated in Exhibit B, there
               are no lawsuits, claims, governmental
               investigations or inquiries, or other actions pending or threatened against the Seller before any court or governmental agency that might result in impairment or loss of the Seller's title to any portion of the Interests or that might have a material adverse effect on the Interests after the Effective Date or that might prevent or delay closing;

                    (ii) as of the Effective Date there are no
               unlawful environmental conditions existing at the Assets; and

                    (iii)     there are no claims existing that
               the Assets have not been operated and maintained in accordance with good and workmanlike industry standards.

          (m) No Delinquent Taxes. All ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom upon the Interests that have become due and payable have been properly and timely paid. For purposes of this Agreement, taxes based on or measured by production shall be deemed attributable to the period in which the production occurred, regardless of the fact that such taxes may not be assessed or payable until some subsequent period.

          (n) No Bankruptcy. To the best of Seller's knowledge (after having made inquiry with respect thereto), there are no bankruptcy, insolvency or other proceedings for the benefit of creditors pending, contemplated or threatened by or against Seller.

          (o) Disclaimers. Except as otherwise expressly set forth in this agreement, seller makes no representation or warranty of any kind, express or implied. Without limiting the warranties, representations and indemnity obligations of Seller set forth in this Agreement, Seller expressly disclaims and negates any implied, express, or statutory warranty of (i) merchantability,
          (ii) fitness for a particular purpose, and/or (iii) conformity to models or samples of materials, it being understood and agreed that, subject to the representations, warranties and indemnity obligations of Seller expressly set forth in this Agreement, Buyer shall accept all of the Assets in their "AS IS, WHERE IS" condition, with all faults.

3.02 Buyer's Representations and Warranties.  Buyer represents to
     Seller:

          (a) Organization and Qualification. Buyer is, and through the Effective Date shall continue to be, a corporation organized, validly existing, and in good standing under the laws of the State of Utah, and that it has all requisite power and authority to enter into this Agreement, and to perform all of its obligations under this Agreement;

          (b) Due Authorization. The execution, delivery and performance of this Agreement, and the transaction contemplated hereby, have been duly and validly authorized by all requisite action on the part of the Buyer.

          (c) Due Execution. This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered.

          (d) Approvals. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

                    (i)  any provisions of Buyer's articles of
               incorporation, bylaws, or other governing documents;

                    (ii) any agreement or instrument that Buyer
               is a party or is bound; or

                    (iii)     any judgment, decree, order,
               statute, rule or regulation applicable to Buyer.

          (e) Valid, Binding and Enforceable. This Agreement does, and such documents and instruments as will be executed in accordance with this Agreement shall, constitute legal, valid and binding obligations of the Buyer, enforceable in accordance with their terms, except where such enforceability is limited by bankruptcy or insolvency laws, or by general principles of equity to the extent such principles apply.

          (f) No Broker's Fees. Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which the Seller shall have any responsibility whatsoever.

        Article IV - Covenants of Seller Pending Closing

4.01 Access by Buyer.

          (a) Records. After the execution of this Agreement, Seller shall continue to make available to Buyer, or Buyer's authorized representatives, all information in Seller's possession relating to the title to, environmental condition and operation of the Assets, and Buyer shall have the right to review and to request copies of any and all information provided. Seller shall have the copies requested made and invoice Buyer for the expenses associated with copying same. Buyer shall pay Seller any and all amounts due for such copying within fifteen (15) days after receipt of the invoice.

          (b) Physical Inspection. After the execution of this Agreement, Seller shall also continue to make a good faith effort to obtain for Buyer, or Buyer's authorized representatives, at all reasonable times before the Closing and upon adequate notice to Seller, physical access to the Assets for the purpose of inspecting the same. Buyer agrees to comply fully with the rules, regulations and instructions issued by Seller regarding the actions of Buyer while upon, entering or leaving the Assets.

4.02 Notification of Claims.  The Seller shall promptly notify
     Buyer of any claim, condition, suit, action or other proceeding relating to the Interests that arises prior to the Closing with respect to which the Seller receives actual notice.

4.03 Preferential Rights and Consents. Seller will use reasonable efforts, consistent with industry practices, in transactions of this type, to (i) identify all preferential rights to purchase and consents to assign held by third parties which would be applicable to the transactions contemplated hereby, and (ii) request from the parties so identified (and in accordance with the documents creating such rights), execution of waivers of the preferential rights and obtain all necessary consents.

                Article V - Due Diligence Reviews

5.01 Review by Buyer. Buyer may conduct, at its sole cost, such title examination or investigation, and other examinations and investigations, as it may in its sole discretion choose to conduct with respect to Seller's Interests.

5.02 Notice of Defects. Buyer shall have notified Seller, within five days prior to Closing, of its objections, if any, to:

          (a)  Seller's title in and to the Interests ("Alleged
          Title Defect");
          (b)  the environmental condition of the Interests
          ("Alleged Environmental Defect"); or

          (c) the operation of the Interests, including, but not limited to:

                     (i) the existence of any default under,
               noncompliance with or violation by Seller of any statute, regulation, rule, or order, or decree of any court or governmental agency relating to, or regulating, the operation or use of the Interests, excluding only matters within the scope of the Alleged Title Defect(s) and Alleged Environmental Defect(s);

                     (ii)     the existence of financial
               obligations not in the ordinary course of business;

                     (iii)    breaches, defaults, defects or lack
               of assignability of any of the agreements, contracts, easements or rights-of-way to be assigned by Seller under this Agreement; or

                    (iv) any other defect(s) revealed by Buyer's
               due diligence investigation ("Alleged Other
               Defect").

     Buyer's notice of Alleged Title Defect(s), Environmental Defect(s), and Alleged Other Defect(s) (collectively, "Alleged Defects") shall include a description of each individual Alleged Defect being claimed and the value Buyer in good faith attributes thereto.

5.03 Response to Asserted Defects. In the event that Buyer gives notice of Alleged Defect(s), Seller shall have the option, to:

          (a)  cure, prior to Closing, the Alleged Defect(s);

          (b) attempt to cure the Alleged Defect for a period of 30 days after Closing. If such election is made, the portion of the Purchase Price attributable to the value the parties in good faith attribute to the Alleged Defect shall be held in an interest earning escrow or trust account by the Escrow Agent pursuant to the Escrow Agreement until such time as (i) the Alleged Defect is cured, or (ii) if uncured by the end of the period, or at any such earlier time as elected by Seller, the Purchase Price is adjusted according to Paragraph 5.03(c) below. In the event that Seller elects to cure defects after Closing, the entire Purchase Price shall be held by the Escrow Agent until Buyer, pursuant to the Escrow Instructions, deems that all material defects have been cured.

          (c) deduct the value the parties in good faith attribute to the Alleged Defect(s) from the Purchase Price;
          (d) if the value of the Alleged Defect(s) exceeds twenty percent (20%) of the Purchase Price, terminate this Agreement by written notice to Buyer. In this regard, the Parties also agree that Buyer shall have a similar option, subject to Seller's ability to cure, to also terminate this Agreement if the value of the Alleged Defect exceeds twenty percent (20%).

     Seller shall have notified Buyer in writing of its election of option (a), (b) (c) or (d) above, with respect to the Alleged Defect(s), if any, prior to Closing.

5.04 All objections constituting Alleged Defects not made by Buyer to Seller within the time period provided in Paragraph
     5.02 above shall be deemed to have been waived by Buyer, and Buyer shall have no right to make a claim against Seller, seek an adjustment to the Purchase Price or seek indemnification from Seller with respect thereto.


               Article VI - Conditions to Closing

6.01 Conditions Precedent to the Obligations of Buyer. The obligations of Buyer are subject, at the option of Buyer, to the satisfaction at or prior to Closing of the following conditions:

          (a) All of the representations and warranties given by Seller under this Agreement shall be true and accurate in all material respects at and as of the Closing;

          (b) All of the covenants and conditions of this Agreement to be complied with or performed on, or before, the Closing hereof, shall have been duly complied with or performed;

          (c) Any ancillary documents and agreements required to implement this Agreement, including an Escrow Agreement and Instructions covering the disbursement of the Purchase Price and the receipt of each Conveyance, Assignment and Bill of Sale, all in form and substance satisfactory to all parties, shall have been executed and delivered;

          (d) All approvals, consents and authorizations of third parties (including governmental authorities, where applicable), which are required by applicable law, regulation or contract for the consummation of the transaction contemplated hereby, shall have been obtained, including without limitation, any consent required from, or the waiver or expiration of any preferential right to purchase; and

          (e) No action or proceeding before a court or governmental agency or body shall have been instituted or threatened to restrain or prohibit the transaction contemplated hereby.

          (f) Seller shall produce title to a 1994 Chevrolet Pick-up, and shall, prior to Closing submit evidence that title will be conveyed to Buyer for a 1995 Extended Cab vehicle, title to which will be given to Buyer within two weeks after Closing.

6.02 Conditions Precedent to Obligations of Seller. The obligations of Seller are subject, at the option of Seller, to the satisfaction at or prior to Closing of the following conditions:

          (a) All of the representations and warranties given by Buyer under this Agreement shall be true and accurate in all material respects at and as of the Closing;

          (b) All of the covenants and conditions of this Agreement to be complied with or performed on, or before, the Closing hereof, shall have been duly complied with or performed;

          (c) Any ancillary documents and agreements required to implement this Agreement, all in form and substance satisfactory to all parties, including an Escrow Agreement and Instructions covering the disbursement of the Purchase Price and the receipt of eachConveyance, Assignment and Bill of Sale, shall have been executed and delivered;

          (d) All approvals, consents and authorizations of third parties (including governmental authorities, where applicable), which are required by applicable law, regulation or contract for the consummation of the transaction contemplated hereby, shall have been obtained, including without limitation, any consent required from, or the waiver or expiration of any preferential right to purchase; and

          (e) No action or proceeding before a court or governmental agency or body shall have been instituted or threatened to restrain or prohibit the transaction contemplated hereby.

6.03 The parties agree that, in order for any party to assert the failure of a condition precedent to its obligations hereunder, such party must give written notice to the other party prior to the Closing or as soon as practicable after such party becomes aware of the failure of a condition precedent to its obligations.

                      Article VII - Closing

7.01 Date, Time, and Place of Closing. The closing of this transaction (the "Closing") shall occur at such time, date and place upon which the parties may mutually agree; provided, however, that the Closing shall occur no later than May 1, 1997.

7.02 Closing shall be conducted pursuant to the Escrow Agreement and Instructions executed by both Parties prior to or at Closing.

7.03 Closing Obligations. At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

          (a)  Seller shall deliver to the Escrow Agent:

                    (i)  one or more counterparts of this
               Agreement, executed by Seller;

                    (ii) two original executed Conveyance,
               Assignment, and Bill of Sales of the Monument
               Butte Gathering System to Buyer and of the Production Properties to Buyer's designee, Celsius
               Energy Company, in the form attached hereto as Exhibits "C-1" and "C-2";

                    (iii)     copies of the applicable Board
               Resolutions or other authorization or approval from Seller's Boards of Directors in regards to this sale;

                    (iv) to the extent applicable, such documents
               as the parties agree are necessary to evidence the other Asset owners' waiver or election not to exercise their preferential right; and

                    (v)  all documents, files, records and any
               pertinent correspondence (except for monthly accounting and operating records for each Asset) in Seller's possession and control which relate to the Interests or the Assets (with the further understanding that Seller may retain copies of such documents, files, records and correspondence at its sole cost and expense).

          (b)  Buyer shall deliver to the Escrow Agent:

                    (i)  one or more counterparts of this
               Agreement, executed by Buyer;

                    (ii) copies of the applicable Board
               Resolution or other authorization or approval from Buyer's Board of Directors in regards to this sale; and

                    (iii)     the payment of the Purchase Price
               (as adjusted pursuant to Paragraph 2.01) pursuant to instructions given by Seller to the Escrow
               Agent.

                  Article VIII - Miscellaneous

8.01 Expenses. Seller and Buyer shall each bear their own expenses and costs (including without limitation, legal expenses) in connection with the consummation of the transaction contemplated by this Agreement, except for any costs in connection with the escrow agent and escrow closing, which costs shall be borne as provided for in the Escrow Agreement and Instructions.


8.02 Entirety and Modification.

          (a) This Agreement, and any agreements referenced herein, contains the entire agreement between the parties hereto with respect to the acquisition by Buyer of Seller's Interests, and supersedes any and all prior agreements, whether written or oral, between such parties relating to such acquisition.

          (b) No modification, alteration, amendment or supplement to the Agreement shall be valid or effective unless the same is in writing and signed by all of the parties hereto.

8.03 Further Assurances. In case, at any time prior to or after the Closing, any action is necessary to carry out the purposes of this Agreement, each party shall take all such reasonably necessary actions, including the execution and delivery of such further instruments and documents, as may be reasonably requested by any other party for such purpose or otherwise to complete or perfect the transactions contemplated hereby.

8.04 Filings and Consents. Each of the parties will use its reasonable best efforts to effect, as promptly as practicable, such filings or registrations with, or notifications to, or to obtain such permits, authorizations, consents and approvals of, all governmental authorities which are required to be effected or obtained by such party in connection with the transactions contemplated by this Agreement, and reasonably necessary to consummate the transactions contemplated hereby.

8.05 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws, but not the laws concerning conflict of laws, of the State of Utah. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the State of Utah, except that if any party desires to join any other party in a state other than the State of Utah, such parties shall be entitled to do so notwithstanding the foregoing clause.

8.06 Counterparts. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

8.07 Buyer's Indemnity. Except to the extent Seller shall indemnify Buyer pursuant to Paragraph 8.08 below, Buyer shall indemnify, defend and hold Seller, its directors, officers, employees, affiliates, agents or representatives, successors and assigns harmless from and against any and all actions, claims, costs, damages or other expenses (including, without limitation, reasonable attorney's fees) arising directly or indirectly from ownership or operation of the Assets and which accrued or relate to events occurring on or subsequent to the Effective Date (hereinafter called "Buyer Indemnified Claims"); including, but not limited to: (a) any Buyer Indemnified Claims of any person, entity or third party for personal injury (whether physical or non-physical), death or property damage, (b) any Buyer Indemnified Claims relating to or arising in connection with any provisions of any agreement related to the Assets, or (c) any Buyer Indemnified Claims arising from or relating to any violation or alleged violation of laws or regulations.

8.08 Seller's Indemnity. Seller shall indemnify, defend and hold harmless the Buyer, its directors, officers, employees, affiliates, agents or representatives, successors and assigns from and against any and all Claims arising directly or indirectly as the result of (i ) any claim by any person, entity or third party which claims an interest in, or ownership of, the Interest by, through or under the Seller, or (ii) any breach by Seller of the representations and warranties made by Seller in Paragraph 3.01 above. Additionally, except to the extent Buyer shall indemnify Seller pursuant to Paragraph 8.07 above, Seller shall indemnify, defend and hold Buyer, its directors, officers, employees, affiliates agents or representatives, successors and assigns harmless from and against any and all actions, claims, costs, damages or other expenses (including, without limitation, reasonable attorney's fees) arising directly or indirectly from ownership or operation of the Assets and which accrued or relate to events occurring prior to the Effective Date (hereinafter called "Seller Indemnified Claims"); including, but not limited to: (i) any claims listed on Exhibit "B" (ii) any Seller Indemnified Claims of any person, entity or third party for personal injury (whether physical or non-physical), death or property damage, (iii) any Seller Indemnified Claims relating to or arising in connection with any provisions of any agreement related to the Assets or (iv) any Seller Indemnified Claims arising from or relating to any violation or alleged violation of laws or regulations, including laws and regulations concerning hazardous materials or the protection of the environment, including any and all costs of compliance or remedial action necessary in connection therewith.

8.09 Confidentiality. Each party agrees that the terms of this Agreement shall be kept confidential by it and shall not be disclosed to any third party, without first obtaining the written consent of the parties, which consent shall not be unreasonably withheld; provided, however, that this Paragraph shall not prevent, nor be construed as preventing, any party from (i) notifying the other owners of each Asset that Buyer intends to purchase Seller's Interest, and providing each such other Asset owner with a copy of this Agreement, in order to satisfy the other owners' preferential right to purchase Seller's Interest, (ii) making any disclosure required by law, including litigation discovery requests and subpoenas, or required by the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange, or (iii) from disclosing any information which is already in the public domain, or which is required to be disclosed in the normal course of its business to its lenders, accountants, auditors, outside attorneys, or other consultants or representatives, each of which shall be notified of the confidential nature of the information and shall agree to keep such information confidential on behalf of the party giving the information. Prior to making any disclosure required under clause (ii) above, the disclosing party shall notify the other party of its intent to make such disclosure and a reasonable description of the nature and content of the disclosure.

8.10 Notices. Any notice, demand or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered, when mailed by prepaid certified mail, return receipt requested, or by overnight courier, or when transmitted by facsimile transmission (with a hard copy sent by one of the aforementioned methods), addressed as follows:

          If to Seller, to:        Interline Resources Corporation
                                   Attn: Michael R. Williams
                                   160 West Canyon Crest
                                   Alpine, Utah 84004
                                   Fax No.  (801) 756-8843

          If to Buyer, to:         Questar Gas Management Company
                                   Attn: John B. Carricaburu
                                   79 South State Street
                                   P.O. Box 11070
                                   Salt Lake City, Utah 84147
                                   Fax No.  (801) 324-2570

8.11 Survival. The representations, warranties, covenants, agreements and indemnitees of each Party, as contained in this Agreement or in any exhibit, document, certificate or other instrument, shall survive the Closing hereof (and the execution and delivery of the Conveyance).

8.12 Joint Negotiation: Nature of the Parties. Each party hereto acknowledges that

          (a) it has knowledge and experience about the oil and gas business, and other business and financial matters, which enable it to evaluate the merits and risks of this transaction;

          (b) it is not, and has not been, in a significantly disparate position with regard to this transaction;

          (c) it has participated fully in the negotiation and preparation of this Agreement, and that it has had full opportunity to consult with its counsel; and

8.13 Non-Assignability. This Agreement shall be binding upon the parties, their affiliates and their respective successors and assigns. No assignment of the rights of the parties under this Agreement may be made without the prior written consent of the other party hereunder, which consent shall be within the other party's sole discretion.

8.14 Severability. In the event any covenant, condition, or provision contained herein is held to be invalid by a court of competent jurisdiction, the invalidity of any such covenant, condition, or provision shall in no way affect any other covenant, condition or provision contained herein; provided, however, that any such invalidity does not materially prejudice either the Buyer or Seller in its respective rights and obligations contained in the valid covenants, conditions, and provisions of this Agreement.

8.15 Construction of Ambiguity. In the event of any ambiguity in any of the terms or conditions of this Agreement, including any exhibits, whether or not placed of record, such ambiguity shall not be construed for or against any Party hereto on the basis that such Party did or did not authorize the same.

8.16 Remedies. Under no circumstances shall either party be liable to the other for indirect, consequential, punitive or exemplary damages for any breach of this Agreement.

                                   Questar Gas Management Company


                                   By:
______________________________
                                         JOHN B. CARRICABURU
                                         Vice President and
                                         General Manager

                                   Interline Resources Corporation


By:______________________________
                                         MICHAEL R. WILLIAMS
                                         President
                                         Interline Energy Services, Inc.



By:_______________________________
                                         MICHAEL R. WILLIAMS
                                         President

                          EXHIBIT A-1
                            to the
               ASSET PURCHASE AND SALE AGREEMENT
                         by and among
                INTERLINE RESOURCES CORPORATION
                INTERLINE ENERGY SERVICES, INC.
                              and
                 QUESTAR GAS MANAGEMENT COMPANY
                     Effective May 1, 1997

                Monument Butte Gathering System

A. All gathering pipelines and related facilities owned by Interline Resources Corporation and/or Interline Energy
Services, Inc. located in Townships 8 South and 9 South, Ranges
15 East, 16 East, 17 East and 18 East, Duchesne and Uintah
Counties, Utah, including but not limited to:

          1. Approximately thirty-six (36) miles of surface steel pipe (2" to 8" OD) and thirty-nine (39) miles of surface polyethylene pipe (2" to 8" OD) and associated measurement, vehicles, supplies, and other equipment.

          2. Three (3) active and two (2) inactive compressor sites and associated equipment and inventory including but not limited to:

                    a.   The Monument Butte Station: One (1)
               400 Bhp Ingersoll Rand 8SVG8 with a three stage compressor, one (1) 825 Bhp White Superior with a three stage Chicago Pneumatic compressor, and associated building, condensate tanks, separators and knockout tanks, a 5 Mmcfd TEG dehy and other associated equipment and supplies.

                    b.   The Boundary Station: Two compressors
               as follows: (i) one 400 Bhp, Waukesha F18GL Lean Burn engine with an Ariel JGJ2 Compressor rated at 1.4 Mmcfd, and (ii) the lease with Compressor Specialties, Inc., for one 400 Bhp, Waukesha F18GL Lean Burn engine with an Ariel JGJ2 Compressor rate at 1.4 Mmcfd; a 200 Barrel tank, separator, 3.5 Mmcfd TEG dehy and other associated equipment and supplies.

                    c.   The PV3 Station: One (1) 90 Bhp
               Caterpillar compressor, one (1) 60 Bhp Hercules compressor, and associated building, TEG dehy, separator, 100 barrel tank and other associated equipment and supplies.

                    d.   The PV1 and PV2 Stations: Inactive
               compressor stations including associated equipment and supplies.
B. All right-of-way easements over and through the following described lands:

          1.   BLM:  Easement No. U-50843, U-65168, U-53909, U-
          53924, U-52129,
                         U-63977

     2.   State of Utah:

          a.   Easements:   362; 334; 372; 27

          b.   Rights of Way: 2485; 2615; 2695; 2838; 3097; 3119

     3.   Private Landowner Right-of-Way Easements:

            Date:    Grantor:

          a.         09/10/91                     Carman Family Investments

          b.         10/14/91                     Ethan Lee & Louise Nelson
                                                  Brad Lee & JoAnn H. Nelson

          c.         12/28/94                     A.A. & M, L.C.

          d.         10/05/95                     A.A. & M, L.C.

          e.         08/27/96                     A.A. & M, L.C.

          f.         10/22/96                     Lee and Louise Nelson
                                                  Family Trust

          g.         01/08/96                     Lee and Louise Nelson
                                                  Family Trust

          h.         11/20/96                     Lee and Louise Nelson
                                                  Family Trust

          i.         06/04/96                     Lee and Louise Nelson
                                                  Family Trust

          j.         10/06/95                     L. Clark Roberts &
                                                  Barbara J. Roberts

          k.         01/02/96                     L. Clark Roberts &
                                                  Barbara J. Roberts

          l.         03/01/96                     L. Clark Roberts &
                                                  Barbara J. Roberts

          m.         10/03/95                     Inland Resources


          n.         01/08/96                     Inland Resources

          o.         08/21/96                     Inland Resources

          p.         09/12/84                     Carmen Family
                                                  Investment Co. (Surface
                                                  Agreement with Lomax
                                                  Exploration Company)

C. All easements granted by Massey Utah Gas Systems, L.C. to Interline Resources Corporation pursuant to a Quit-claim Deed dated December 1, 1993 and recorded December 13, 1993 with the Duchesne County Recorder in Book MR260 at page 204-13, Entry No. 297880, and with the Uintah County Recorder.

D. All corresponding gas purchase, gathering, and sale agreements including:

    Type/Name      Date       Wells/Dedicated Area     Expirat
                                                         ion
                                                         Date
a.   Gas          10/24/88T8S, R17E                    10/31/97
Purchase                  Sec. 16:  All
Agreement -               Sec. 17:  All
Lomax (Inland)            Sec. 18:  Lots 1 and 2
                          Sec. 19:  Lots 3-5, E/2,
                          NE/SW
                          Sec. 20:  All
                          Sec. 21:  W/2, SE/4
                          Sec. 30:  Lots 6, 7, E/2NE
b.   Gas          10/19/88T8S, R16E                    10/31/97
Purchase                  Sec. 27: S 1/2 S 1/2
Agreement                 Sec. 34:  N 1/2 and SE 1/4
     Lomax                Sec. 35:  All
(Inland)                  Sec. 37:  All

                          T8S, R17E
                          Sec. 32:  All

                          T9S, R16E
                          Sec. 2:  All

c.   Gas                  Boundary Federal #8-21
Purchase                  SENE Sec. 21, T8S, R17E
Agreement with
Inland                    Sundance State #5-32
(Pending)                 SWNW Sec. 32, T8S, R18E

                          Parriot Draw Federal #8-23
                          SENW Sec. 23, T8S, R17E

d.   Gas          5/22/95 #11-4G Well NWNW    Sec. 4,  12/31/99
Gathering                 T9S, R16E
Agreement -               #12-4G Well SWNW    Sec. 4,
Dalen (Enserch)           T9S, R16E
                          #21-4G Well NENW    Sec. 4,
                          T9S, R16E
                          #31-4G Well NWNE    Sec. 4,
                          T9S, R16E
                          #42-4G Well SENE    Sec. 4,
                          T9S, R16E
                          #21-5G Well NENW    Sec. 5,
                          T9S, R16E
                          #22-5G Well SENW    Sec. 5,
                          T9S, R16E
                          #23-5G Well NESW    Sec. 5,
                          T9S, R16E
                          #31-5G Well NENE    Sec. 5,
                          T9S, R16E
                          #32-5G Well  SWNE   Sec. 5,
                          T9S, R16E
                          #41-5G Well NENE    Sec. 5,
                          T9S, R16E
                          #12-8H Well SWNW    Sec. 8,
                          T9S, R17E
                          #31-8H Well NWNE    Sec. 8,
                          T9S, R17E
                          #41-8H Well NENE    Sec. 8,
                          T9S, R17E
                          #42-8H Well SENE    Sec. 8,
                          T9S, R17E
                          #11-9H Well NWNW    Sec. 9,
                          T9S, R17E
                          #12-9H Well SWNW    Sec. 9,
                          T9S, R17E
                          #22-9H Well SENW    Sec. 9,
                          T9S R17E
                          #23-9H Well NESW    Sec. 9,
                          T9S, R17E
                          #24-9H Well SESW    Sec. 9,
                          T9S, R17E
                          #13-33B Well NWSW   Sec. 33,
                          T8S, R16E
                          #14-33B Well SWSW   Sec. 33,
                          T8S, R16E
                          #23-33B Well NESW   Sec. 33,
                          T8S, R16E
                          #24-33B Well SESW   Sec. 33,
                          T8S, R16E
                          #33-33B Well NWSE   Sec. 33,
                          T8S, R16E
                          #34-33B Well SWSE   Sec. 33,
                          T8S, R16E
                          #43-33B Well SESE   Sec. 33,
                          T8S, R16E
                          #44-33B Well SESE   Sec. 33,
                          T8S, R16E
                          #13-34B Well NWSW   Sec. 34,
                          T8S, R16E
                          #14-34B Well SWSW   Sec. 34,
                          T8S, R16E
                          #23-34B Well NESW   Sec. 34,
                          T8S, R16E
                          #24-34D Well SESW   Sec. 34,
                          T8S, R18E
                          #43-5G Well NESE    Sec. 5,
                          T9S, R16E
                          #21-8H Well NENW    Sec. 8,
                          T9S, R17E
                          #22-8H Well SENW    Sec. 8,
                          T9S, R17E
                          #32-8H Well SWNE    Sec. 8,
                          T9S, R17E
                          #13-9H Well NWSW    Sec. 9,
                          T9S, R17E
                          #14-9H Well SWSW    Sec. 9,
                          T9S, R17E
                          #21-9H Well NENW    Sec. 9,
                          T9S, R17E
                          #33-9H Well NWSE    Sec. 9,
                          T9S, R17E
e.   Gas          09/28/96Sec. 15, T9S, R17E
Purchase
Agreement -
Enserch
f.   Gas          July,   Federal #23-26 NWSW Sec. 26, 7/1993
Purchase          1992    T8S, R18E                    (like
Agreement -               Federal #44-29 SESE Sec. 29, Evergre
Wildrose                  T8S, R18E                    en)
                          Federal #10-29 NWSE Sec. 29,
                          T8S, R18E
                          Federal #12-34 SWNW Sec. 34,
                          T8S, R18E
                          Federal #1-35 SWNW  Sec. 35,
                          T8S, R18E
                          Federal #22-35 SENW Sec. 35,
                          T8S, R18E
                          Federal #3-35 SWNE  Sec. 35,
                          T8S, R18E
g.   Gas                  Federal #13-26 NWSE Sec. 26,
Purchase                  T8S, R18E
Agreement -               Federal #24-26 SESW Sec. 26,
Wildrose                  T8S, R18E
(Pending)                 Federal #42-35 SENE Sec. 35,
                          T8S, R18E
                          Federal #43-35 NESE Sec. 29,
                          T8S, R18E
                          Federal #43-29 NESE Sec. 29,
                          T8S, R18E

h.   Gas          Terms   Federal #33-34D NWSE Sec.
Purchase          under   34, T8S, R18E
Agreement -       agree-  Federal #42-34D SENE
     Wildrose     ment    Sec. 34, T8S, R18E
                  dated   Federal #43-34D NESE
                  March   Sec. 34, T8S, R18E
                  29,     Federal #13-35D NWSW Sec.
                  1985    35, T8S, R18E
                  between
                  AMGAS
                  and
                  Wildrose

i.   Gas          7/10/95 Federal #11-25 NWNW Sec. 25, 2/29/2000
Purchase                  T8S, R17E
Agreement -               Federal #21-25 NENW Sec. 25,
     Equitable            T8S, R17E
(Balcron)                 Federal #12-25 SWNW Sec. 25,
                          T8S, R17E
                          Federal #22-25 SENW Sec. 25,
                          T8S, R17E
                          Federal #32-25 SWNE Sec. 25,
                          T8S, R17E
                          Federal #31-25 NWNE Sec. 25,
                          T8S, R17E
j.   Gas          8/31/93 Monument Butte #1-3 NWSW     8/31/98
Purchase                  Sec. 3, T9S, R17E
Agreement -
Phoenix (Snyder)          Monument Butte #2-3 SENW
                          Sec. 3, T9S, R17E

k.   Gas                  Sec. 26, T8S, R18E
Purchase                  (Site to be agreed upon)
Agreement -
Snyder (Pending)
l.   Gas          9/7/90  #36-11 NWNW    Sec. 36, T8S, 9/6/95
Purchase                  R18E                         (Evergr
Contract -                #36-12 SWNW    Sec. 36, T8S, een)
Phoenix (Snyder)          R18E
                          #36-13 NWSW    Sec. 36, T8S,
                          R18E
                          #36-22 SENW    Sec. 36, T8S,
                          R18E
m.   Gas          4/6/89                               10/31/97
Transportation
and Compression
Agreement -
Phoenix (Snyder)


n.   Gas          4/16/89                              10/31/97
Transportation
Agreement -
Phoenix (Snyder
to transport
Interline's gas)


                  11/01/96                             10/31/97
o.   Gas
Purchase
Agreement -
PanEnergy

                          EXHIBIT A-2
                            to the
               ASSET PURCHASE AND SALE AGREEMENT
                         by and among
               INTERLINE RESOURCES CORPORATION,
                INTERLINE ENERGY SERVICES, INC.
                              and
                 QUESTAR GAS MANAGEMENT COMPANY
                     Effective May 1, 1997


                     PRODUCTION PROPERTIES


Lease/           Lessor   Lessee      Wells/Unproduced   WI%     NRI%
Description                                     Acreage


U-52757          USA      Enserch     Squaw's Crossing   100     87.5
T9S, R18E                 Exploration Federal #1-5
Sec. 5; S/2SE/4                       SWSE
Uintah County, Utah                                 All depths
80.00 acres

U-69744          USA      Interline (66.5%)         Wells Draw   66.5    49.875
(Formerly U-30096)                    Normandy Oil  Federal #11-
5
T9S, R16E                 (33.5%)     Lot 4 (NWNW)
Sec. 5; SW/4NW/4, Lot 4
Duchesne County, Utah
80.08 acres

U-40026          USA      Enserch (75%)             (1) County
Line             62.5     52.813
T8S R17E                  Citation 1994             Federal #1-
35
Sec. 35; SE/4NW/4,                      Investment Ltd.  SENW
NW/4SE/4                  Key Production
Duchesne County, Utah                               (2) County
Line             37.5     31.688
80.00 acres                           Federal #2-35
                                      NWSE

U-49950          USA      Equitable   Wells Draw    68.4 53.01
8S, R16E                  Resources   Federal #44-31
Sec.31; SE/4SE/4                      SESE
Duchesne County, Utah                               Surface to
6,077 ft.
40.00 acres

ML-21836         State of Chevron U.S.A.            (1) State
#33-32           100      79
T8S, R16E        Utah                 NWSE
Sec. 32; All                          Surface to 5850 ft.
Duchesne County, Utah
640.00 acres                          (2) State #32-32   69.9    56.25
                                      SWNE
                                      Surface to 6200 ft.

                                      (3) State #24-32   75.27   60.40
                                      SESW
                                      Surface to 6200 ft

                                      (4) State #23-32   73.82   59.24
                                      NESW
                                      Surface to 6200 ft

                                      (5) State #22-32   74.598  58.99
                                      SENW
                                      Surface to 6233 ft

                                      (6) State #14-32   69.71   55.94
                                      SWSW
                                      Surface to 6008 ft

                                      (7) State #13-32   80.9    64.92
                                      NWSW
                                      Surface to 6002 ft

                                      (8) N/2NW/4,  9.5982
                                      SW/4NW/4
                                      Surface to 6233 ft.

                           EXHIBIT B
                            to the
               ASSET PURCHASE AND SALE AGREEMENT
                         by and among
               INTERLINE RESOURCES CORPORATION,
               INTERLINE ENERGY SERVICES, INC.,
                              and
                 QUESTAR GAS MANAGEMENT COMPANY
                     Effective May 1, 1997


              Lawsuits, Claims And Other Actions


A.   Genesis Petroleum, Inc. v. Interline Resources Corp.,
     Civil No. 960907074 filed in the Third District Court for the State of Utah for approximately $2,650,000.00

                          EXHIBIT C-1
                            to the
               ASSET PURCHASE AND SALE AGREEMENT
                         by and among
               INTERLINE RESOURCES CORPORATION,
               INTERLINE ENERGY SERVICES, INC.,
                              and
                 QUESTAR GAS MANAGEMENT COMPANY
                     Effective May 1, 1997


            CONVEYANCE, ASSIGNMENT AND BILL OF SALE
               (Monument Butte Gathering System)

     THIS CONVEYANCE, ASSIGNMENT AND BILL OF SALE
("Conveyance") dated as of April 30th, 1997, and effective May 1st, 1997 (the "Effective Date") 7:00 a.m. local time between Interline Resources Corporation, 160 West Canyon Crest, Alpine, Utah 84004, Interline energy Services, Inc., 350 West "A" Street, #204, Casper, Wyoming 82601 (collectively referred to as "Grantor") and Questar Gas Management Company, 79 South State, P. O. Box 11070, Salt Lake City, Utah 84147 ("Grantee").

                          WITNESSETH:

     Grantor, in consideration of the mutual covenants, agreements and obligations contained in that certain unrecorded Asset Purchase and Sale Agreement effective May 1, 1997 (the "Agreement") and the payment of the Purchase Price provided therein, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, assign, and deliver unto Grantee all of Grantor's interest in the follow ing:

          The gas gathering facilities described in Exhibit "A" (Monument Butte Gathering System), located in Duchesne and Uintah Counties, Utah, including all pipes, valves, fittings, metering equipment, processing equipment, tankage, compressors, vehicles, offices, plant sites, easements, rights-of-way, contracts, agreements (including all gas purchase, sale, and gathering agreements) and any other tangible or intangible assets associated with the ownership of the Assets described in Exhibit "A".

All of the foregoing facilities, leases, interests, rights, contracts and properties described above are herein called the "Assets." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

     This Conveyance is made and accepted subject to all the provisions of the Agreement, which are by this reference incorporated herein as though set forth at length and which provisions shall survive the execution of this Conveyance.


     Without limiting the generality of the preceding paragraph, Grantor, with respect to its interest in the Assets, hereby warrants and represents that: (a) it is conveying to the Grantee such title to the Assets without having made any prior sale, transfer, conveyance, assignment, mortgage or other encumbrance to a third party; and (b) as to any and every person, corporation, partnership, joint venture or other entity whomsoever may claim any interest in Grantor's Interest by, through or under Grantor ("Claiming Party"), but not otherwise, Grantor agrees to indemnify the Grantee from any claims of Claiming Party and to defend the Interest transferred hereby unto Grantee against claims of a Claiming Party.

     The provisions hereof shall be covenants running with the land and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

     Except as set forth in the Agreement, the Grantor hereby disclaims, and the conveyance of Grantor's interest is hereby made without, any and all warranties, express or implied, under the uniform commercial code, including without limitation, the warranties of merchantability or fitness for a particular purpose.

     In Witness Whereof, this Assignment has been signed as of the date above written.

                         Interline Resources Corporation



                         By:______________________________
                              Michael R. Williams
                               President

                         Interline Energy Services, Inc.



                         By: _____________________________
                               Michael R. Williams
                                President

                         Questar Gas Management Company



                         By:______________________________
                              John B. Carricaburu
                              Vice President and General
Manager


STATE OF UTAH        )
                     ) ss.
COUNTY OF SALT LAKE  )

     Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of ______________, 1997, personally appeared Michael R. Williams, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Interline Resources Corporation and Interline Energy Services, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:
________________________________
                              Notary Public
________________________


STATE OF UTAH        )
                     ) ss.
COUNTY OF SALT LAKE  )

     Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of ______________, 1997, personally appeared John B. Carricaburu, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its Vice President and General Manager and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:
________________________________

                              Notary Public
__________________________

                          EXHIBIT C-2
                            to the
               ASSET PURCHASE AND SALE AGREEMENT
                         by and among
               INTERLINE RESOURCES CORPORATION,
               INTERLINE ENERGY SERVICES, INC.,
                              and
                 QUESTAR GAS MANAGEMENT COMPANY
                     Effective May 1, 1997

            CONVEYANCE, ASSIGNMENT AND BILL OF SALE
                    (Production Properties)

     THIS CONVEYANCE, ASSIGNMENT AND BILL OF SALE
("Conveyance") dated as of April 30th, 1997, and effective May 1st, 1997 (the "Effective Date") 7:00 a.m. local time between Interline Resources Corporation, 160 West Canyon Crest, Alpine, Utah 84004, Interline energy Services, Inc., 350 West "A" Street, Casper, Wyoming, 82601 (collectively referred to as "Grantor") and Celsius Energy Company, 1331 17th Street, Suite 800, Denver CO 80202 ("Grantee").

                          WITNESSETH:

     Grantor, in consideration of the mutual covenants, agreements and obligations contained in that certain unrecorded Asset Purchase and Sale Agreement effective May 1, 1997 between Grantor and Questar Gas Management Company (the "Agreement") and the payment of the Purchase Price provided therein, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, assign, and deliver unto Grantee all of Grantor's right, title, and interest in the following:

          (a) The estates, royalty and mineral interests, operating rights, working interests, contractual interests of rights, reversionary interests (including but not limited to non-consent interests) and net revenue interests in the lands, leases, licenses, permits and other agreements affecting the leases described in Exhibit "A" in all depths and formations ("Leases" and "Lands").

          (b) The oil and gas wells identified in Exhibit "A" and the lands and the leases located within the existing producing or spacing unit or allocated to the producing wells or spacing unit for such wells, including all existing and effective unitization, pooling and/or communitization agreements, declarations and orders, and other agreements relating to the properties.

          (c) The product sale contracts, leases, permits, agreements, rights-of-way, easements, licenses, farmouts, options, and appurtenances of any kind pertaining to the assigned Land and Leases.

          (d) The fixtures, personal property, facilities and equipment used or held for use and charged to the wells listed on Exhibit "A" for the production, treatment, sale or disposal of leasehold substances or water produced therefrom, including all rights, titles and interest in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flow lines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, processing or other plants, and other equipment).

All of the foregoing leases, interests, rights, contracts and properties described above are herein called the "Assets." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

     This Conveyance is made and accepted subject to all the provisions of the Agreement, which are by this reference incorporated herein as though set forth at length and which provisions shall survive the execution of this Conveyance.

     Without limiting the generality of the preceding paragraph, Grantor, with respect to its interest in the Assets, hereby warrants and represents that: (a) it is conveying to the Grantee such title to the Assets without having made any prior sale, transfer, conveyance, assignment, mortgage or other encumbrance to a third party; and (b) as to any and every person, corporation, partnership, joint venture or other entity whomsoever may claim any interest in Grantor's Interest by, through or under Grantor ("Claiming Party"), but not otherwise, Grantor agrees to indemnify the Grantee from any claims of Claiming Party and to defend the Interest transferred hereby unto Grantee against claims of a Claiming Party.

     The provisions hereof shall be covenants running with the land and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

     Except as set forth in the Agreement, the Grantor hereby disclaims, and the conveyance of Grantor's interest is hereby made without, any and all warranties, express or implied, under the uniform commercial code, including without limitation, the warranties of merchantability or fitness for a particular purpose.

     In Witness Whereof, this Assignment has been signed as of the date above written.

                                Interline Resources Corporation


By:______________________________
                                        Michael R. Williams
                                        President

                                Interline Energy services, inc.


By:______________________________
                                         Michael R. Williams
                                         President
                                Celsius Energy Company


By:______________________________
                                         M. L. Owen
                                         V. P., Administrative Services




STATE OF    )
            ) ss.
COUNTY OF   )

     Before me, the undersigned, a Notary Public in and for said County and State on this 30th day of April, 1997, personally appeared Michael R. Williams, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Interline Resources Corporation and Interline Energy Services, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:

_________________________________

Notary Public

____________________










STATE OF    )
            ) ss.
COUNTY OF   )

     Before me, the undersigned, a Notary Public in and for said County and State on this 30th day of April, 1997, personally appeared M. L. Owen, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its Vice President, Administrative Services and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:

________________________________

Notary Public

__________________________

            CONVEYANCE, ASSIGNMENT AND BILL OF SALE
               (Monument Butte Gathering System)

     THIS CONVEYANCE, ASSIGNMENT AND BILL OF SALE
("Conveyance") dated as of April 30th, 1997, and effective May 1st, 1997 (the "Effective Date") 7:00 a.m. local time between Interline Resources Corporation, 160 West Canyon Crest, Alpine, Utah 84004, Interline energy Services, Inc., 350 West "A" Street, #204, Casper, Wyoming 82601 (collectively referred to as "Grantor") and Questar Gas Management Company, 79 South State, P. O. Box 11070, Salt Lake City, Utah 84147 ("Grantee").

                          WITNESSETH:

     Grantor, in consideration of the mutual covenants, agreements and obligations contained in that certain unrecorded Asset Purchase and Sale Agreement effective May 1, 1997 (the "Agreement") and the payment of the Purchase Price provided therein, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, assign, and deliver unto Grantee all of Grantor's interest in the follow ing:

          The gas gathering facilities described in Exhibit "A" (Monument Butte Gathering System), located in Duchesne and Uintah Counties, Utah, including all pipes, valves, fittings, metering equipment, processing equipment, tankage, compressors, vehicles, offices, plant sites, easements, rights-of-way, contracts, agreements (including all gas purchase, sale, and gathering agreements) and any other tangible or intangible assets associated with the ownership of the Assets described in Exhibit "A".

All of the foregoing facilities, leases, interests, rights, contracts and properties described above are herein called the "Assets." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

     This Conveyance is made and accepted subject to all the provisions of the Agreement, which are by this reference incorporated herein as though set forth at length and which provisions shall survive the execution of this Conveyance.


     Without limiting the generality of the preceding paragraph, Grantor, with respect to its interest in the Assets, hereby warrants and represents that: (a) it is conveying to the Grantee such title to the Assets without having made any prior sale, transfer, conveyance, assignment, mortgage or other encumbrance to a third party; and (b) as to any and every person, corporation, partnership, joint venture or other entity whomsoever may claim any interest in Grantor's Interest by, through or under Grantor ("Claiming Party"), but not otherwise, Grantor agrees to indemnify the Grantee from any claims of Claiming Party and to defend the Interest transferred hereby unto Grantee against claims of a Claiming Party.

     The provisions hereof shall be covenants running with the land and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

     Except as set forth in the Agreement, the Grantor hereby disclaims, and the conveyance of Grantor's interest is hereby made without, any and all warranties, express or implied, under the uniform commercial code, including without limitation, the warranties of merchantability or fitness for a particular purpose.

     In Witness Whereof, this Assignment has been signed as of the date above written.

                         Interline Resources Corporation



                         By:______________________________
                              Michael R. Williams
                               President

                         Interline Energy Services, Inc.



                         By: _____________________________
                               Michael R. Williams
                                President

                         Questar Gas Management Company



                         By:______________________________
                              John B. Carricaburu
                              Vice President and General
Manager


STATE OF UTAH        )
                     ) ss.
COUNTY OF SALT LAKE  )

     Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of ______________, 1997, personally appeared Michael R. Williams, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Interline Resources Corporation and Interline Energy Services, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:
________________________________
                              Notary Public
________________________


STATE OF UTAH        )
                     ) ss.
COUNTY OF SALT LAKE  )

     Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of ______________, 1997, personally appeared John B. Carricaburu, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its Vice President and General Manager and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:
________________________________

                              Notary Public
__________________________

            CONVEYANCE, ASSIGNMENT AND BILL OF SALE
                    (Production Properties)

     THIS CONVEYANCE, ASSIGNMENT AND BILL OF SALE
("Conveyance") dated as of April 30th, 1997, and effective May 1st, 1997 (the "Effective Date") 7:00 a.m. local time between Interline Resources Corporation, 160 West Canyon Crest, Alpine, Utah 84004, Interline energy Services, Inc., 350 West "A" Street, Casper, Wyoming, 82601 (collectively referred to as "Grantor") and Celsius Energy Company, 1331 17th Street, Suite 800, Denver CO 80202 ("Grantee").

                          WITNESSETH:

     Grantor, in consideration of the mutual covenants, agreements and obligations contained in that certain unrecorded Asset Purchase and Sale Agreement effective May 1, 1997 between Grantor and Questar Gas Management Company (the "Agreement") and the payment of the Purchase Price provided therein, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, assign, and deliver unto Grantee all of Grantor's right, title, and interest in the following:

          (a) The estates, royalty and mineral interests, operating rights, working interests, contractual interests of rights, reversionary interests (including but not limited to non-consent interests) and net revenue interests in the lands, leases, licenses, permits and other agreements affecting the leases described in Exhibit "A" in all depths and formations ("Leases" and "Lands").

          (b) The oil and gas wells identified in Exhibit "A" and the lands and the leases located within the existing producing or spacing unit or allocated to the producing wells or spacing unit for such wells, including all existing and effective unitization, pooling and/or communitization agreements, declarations and orders, and other agreements relating to the properties.

          (c) The product sale contracts, leases, permits, agreements, rights-of-way, easements, licenses, farmouts, options, and appurtenances of any kind pertaining to the assigned Land and Leases.

          (d) The fixtures, personal property, facilities and equipment used or held for use and charged to the wells listed on Exhibit "A" for the production, treatment, sale or disposal of leasehold substances or water produced therefrom, including all rights, titles and interest in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flow lines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, processing or other plants, and other equipment).

All of the foregoing leases, interests, rights, contracts and properties described above are herein called the "Assets." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

     This Conveyance is made and accepted subject to all the provisions of the Agreement, which are by this reference incorporated herein as though set forth at length and which provisions shall survive the execution of this Conveyance.

     Without limiting the generality of the preceding paragraph, Grantor, with respect to its interest in the Assets, hereby warrants and represents that: (a) it is conveying to the Grantee such title to the Assets without having made any prior sale, transfer, conveyance, assignment, mortgage or other encumbrance to a third party; and (b) as to any and every person, corporation, partnership, joint venture or other entity whomsoever may claim any interest in Grantor's Interest by, through or under Grantor ("Claiming Party"), but not otherwise, Grantor agrees to indemnify the Grantee from any claims of Claiming Party and to defend the Interest transferred hereby unto Grantee against claims of a Claiming Party.

     The provisions hereof shall be covenants running with the land and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

     Except as set forth in the Agreement, the Grantor hereby disclaims, and the conveyance of Grantor's interest is hereby made without, any and all warranties, express or implied, under the uniform commercial code, including without limitation, the warranties of merchantability or fitness for a particular purpose.

     In Witness Whereof, this Assignment has been signed as of the date above written.

                                Interline Resources Corporation


By:______________________________
                                        Michael R. Williams
                                        President

                                Interline Energy services, inc.


By:______________________________
                                         Michael R. Williams
                                         President
                                Celsius Energy Company


By:______________________________
                                         M. L. Owen
                                         V. P., Administrative Services




STATE OF    )
            ) ss.
COUNTY OF   )

     Before me, the undersigned, a Notary Public in and for said County and State on this 30th day of April, 1997, personally appeared Michael R. Williams, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Interline Resources Corporation and Interline Energy Services, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:

_________________________________

Notary Public

____________________










STATE OF    )
            ) ss.
COUNTY OF   )

     Before me, the undersigned, a Notary Public in and for said County and State on this 30th day of April, 1997, personally appeared M. L. Owen, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its Vice President, Administrative Services and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:

________________________________

Notary Public

__________________________